Exhibit 99.1

International Seaways, Inc. December 2020

Disclaimer

Forward-Looking Statements

During the course of this presentation, the Company (International Seaways, Inc. (INSW)) may make forward-looking statements or provide forward-looking information. All statements other than statements of historical facts should be considered forward-looking statements. Some of these statements include words such as "outlook," "believe," "expect," "potential," "continue," "may," "will," "should," "could," "seek," "predict," "intend," "plan," "estimate," "anticipate," "target," "project," "forecast," "shall," "contemplate" or the negative version of those words or other comparable words. Although they reflect INSW's current expectations, these statements are not guarantees of future performance, but involve a number of risks, uncertainties, and assumptions which are difficult to predict. Some of the factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, the forward-looking statements include, but are not necessarily limited to, vessel acquisitions, general economic conditions, competitive pressures, the nature of the Company's services and their price movements, and the ability to retain key employees. The Company does not undertake to update any forward-looking statements as a result of future developments, new information or otherwise.

Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures, including Time Charter Equivalent ("TCE") revenue, EBITDA, Adjusted EBITDA, and total leverage ratios, designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. TCE revenues, which represents shipping revenues less voyage expenses, is a measure to compare revenue generated from a voyage charter to revenue generated from a time charter. EBITDA represents net (loss)/income before interest expense, income taxes and depreciation and amortization expense. Adjusted EBITDA consists of EBITDA adjusted for the impact of certain items that we do not consider indicative of our ongoing operating performance. Total leverage ratios are calculated as total debt divided by Adjusted EBITDA. We present non-GAAP measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See Appendix for a reconciliation of certain non-GAAP measures to the comparable GAAP measures.

This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information.

Additional Information

You should read the Company's Annual Report on Form 10-K for the year ended December 31, 2019, the Quarterly Report on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, and other documents the Company has filed with the SEC for additional information regarding the Company, its operations and the risks and uncertainties it faces. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov, or from the Company's website at www.intlseas.com.

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International Seaways, Inc.

Introduction to International Seaways (NYSE: INSW) 1 Represents the number of vessels in each class as a percentage of the total fleet deadweight, as of December 1, 2020. Does n ot include JV vessels. 3 • Leading diversified tanker owner with significant presence in crude and product sectors • 37 vessel fleet with balanced mix of contracted cash flows and spot market upside • Renewed and upgraded fleet with $600m of acquisitions since Dec 2016 spin - off • Installed scrubbers on 7 VLCCs to date with 3 more scheduled in 2021 • Approximate liquidity $194m (including $40m undrawn revolver) as of September 30, 2020 • Market cap $497m on November 27, 2020 Conventional Tanker Fleet – 35 Ships 1 Joint Venture – 2 Ships FSO JV 2 Converted ULCCs VLCC Suezmax Aframax/ LR2 Panamax/ LR1 MR By Deadweight Tons 12 4 13 4 2 Lightering Operations

Why Invest in International Seaways? 1 Includes the value of INSW’s equity interest in the FSO JVs at book value, which takes into account assets and liabilities at t hose entities 2 Excludes Seaways Mulan which is in the process of being sold 4 • Best in class safety and environmental performance • Sector leading commercial pools, many with INSW ownership • New York representation in Tankers International VLCC pool • Invested $600 million, renewing fleet at bottom of cycle without issuing equity • Sold non - core LNG joint venture for $123 million in cash • Completed 10 - year contract extensions on our FSO JVs • Deleveraging approximately $120m YTD 2020 • Dividend $0.06 per share per quarter • $30 million shares r epurchased YTD; additional $50 million authorized Disciplined Capital Allocator Low Financial Leverage and Strong Balance Sheet Best in Class Commercial and Technical Operations Significant Cash Flow Generation Industry Leader in ESG • Accomplished fleet upgrade while maintaining one of the industry’s lowest leverage profiles • Refinanced $390 million of debt in January 2020, and prepaid $40 million of debt in August, saving $17 million annually • 34% Net Loan to Asset Value 1 at September 30 • Majority independent and diverse board • #1 tanker company in Webber Research ESG rankings three years running • National Directors Institute Public Company Board of the Year - 2018 • 35 tankers offer significant operating leverage to tanker market • Every $5,000 improvement in the Time Charter Equivalent daily rate (TCE) provides $61 million in incremental EBITDA and $2.18 EPS per annum 2 • LTM adjusted EBITDA of $297 million demonstrates upside potential

Disciplined Capital Allocation – Fleet Renewal • International Seaways Invested $600 million at the bottom of the cycle o Two Suezmax newbuilding resales purchased for $58 million each in 2017 o 2010 - built VLCC purchased for $53 million in 2017 o Six VLCCs built 2016 and 2015 purchased for $434 million total in 2018 o The nine ships have contributed $138 in operating income (TCE revenue minus opex ) LTM ended Sept 30, 2020 Source: Clarksons 5 50 60 70 80 90 100 110 120 2010-01 2011-01 2012-01 2013-01 2014-01 2015-01 2016-01 2017-01 2018-01 2019-01 2020-01 $ millions Timely Asset Purchases Provide Maximum Return VLCC Resale Prices Suezmax Resale Prices VLCC 5 Year Old Prices Seaways Raffles Seaways Hatteras Seaways Montauk 6 VLCC purchase

Fleet Evolution Since Spin - Off 1 Basis DWT x remaining life of fleet (Ton - Years). 20 year life for illustrative purposes only. INSW accounting policy is 25 yea r ship life 6 5.0 5.2 5.4 5.6 5.8 6.0 Spin-Off Dec 2016 Dec 1, 2020 Total DWT (millions) 6 8 10 12 14 Spin-Off Dec 2016 Dec 1, 2020 Average Age 40 45 50 55 60 Spin-Off Dec 2016 Dec 1, 2020 Total Ton - Years Fleet DWT flat 5.6 m DWT 12.1 years 47.6 Ton - Years 5.5 m DWT 9.7 years 56.5 Ton - Years

Market Update – Oil Supply, Demand and Implications • Oil Supply and Demand o IEA’s November forecast expects 2020 Q4 demand to be at 94.9 million b/d, down from 96.1 million b/d, and expects demand to be at 99.1 million b/d by end of next year o IEA expects stock drawdowns which are needed to set the stage for tanker recovery o On supply side, OPEC’s current intention of adding 2 million b/d supply in Q1 should increase tanker demand, although extension of cuts also being discussed o IEA expects diesel and gasoline demand to be at 98% of 2019 levels by the end of the year Source: IEA 7

Market Update – Ship Supply • Orderbook Update o Orderbook remains at historical lows: • VLCC 7.7% • Suezmax 9.7% • Aframax/LR2 10.1% • Panamax/LR1 1.8% • MR 6.4% o 31 VLCCs ordered in 2019; 2020 saw only 16 orders through September, although an additional 14 orders are believed to be firm o Ordering tempered by uncertainty surrounding markets, decarbonization, and suitable propulsion systems • Recycling potential o The VLCC fleet is aging – 210 ships out of a fleet of 828 will be 15 years old or older by year end o A further 22 VLCCs will reach age 20 during 2021 o At age 15 and every 2.5 years thereafter significant investment required to continue to trade o As ships reach ballast water treatment deadlines, even greater capital expenditure is required to keep trading o After a record 31 ships recycled in 2018, only four VLCCs were recycled in 2019 and none YTD 2020. At current rates, we expect to see recycling increase 8 0% 10% 20% 30% 40% 50% 60% 0 5 10 15 20 Q1-1996 Q4-1997 Q3-1999 Q2-2001 Q1-2003 Q4-2004 Q3-2006 Q2-2008 Q1-2010 Q4-2011 Q3-2013 Q2-2015 Q1-2017 Q4-2018 Q3-2020 Million DWT VLCC Newbuilding Contracts Orderbook % Under 15 15-17.5 17.5-20 20+

VLCC 1 Year TC Source: Clarksons Weekly VLCC 1 Year Timecharter Rate through Nov 20, 2020 9 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 VLCC 1 Year TC (non-ECO)

INSW Financial Highlights

Low Financial Leverage and Strong Balance Sheet	• Accomplished fleet upgrade while maintaining one of the lowest leverage profiles in the tanker space • 34% Net Loan to Asset Value at September 30 (includes the value of the FSO JV) • 27% Net Debt to Capitalization at September 30 • Appr $194 million in liquidity (including $40 million undrawn revolver) at end of Q3
Strong and Flexible Balance Sheet	• Traditional bank debt with low margins • Structured to provide capital allocation flexibility • Repaid $40 million Transition loan in August 2020
Low Cash Breakeven	• Fleetwide cash breakeven $20,300/day for next 12 months before TCs and FSO • Effectively $17,600/day when factoring in VLCC time charters & JV contributions
Significant Earnings and Cash Flow Power	• 35 tankers offer significant operating leverage to tanker market • Every $5,000 improvement in the Time Charter Equivalent daily rate (TCE) provides $61 million in incremental EBITDA and $2.18 EPS per annum[1] • LTM ended Sept 30, 2020 EBITDA of $297 million demonstrates upside potential
Disciplined Capital Allocator	• Invested $600 million, renewing fleet at bottom of cycle without issuing equity • Sold non-core LNG joint venture for $123 million in cash • Completed 10-year contract extensions on our FSO JVs • Deleveraging approximately $120m YTD 2020 • Dividend $0.06 per share per quarter • $30 million shares repurchased YTD; additional $50 million authorized

[1] Excludes Seaways Mulan which is in the process of being sold

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International Seaways, Inc.

Q1 $380 million Refinancing Deleveraged and Lowered Costs 1 Margin on Core and Revolving facilities dropped to 240 bps on August 10 2 ncludes the value of INSW’s equity interest in the FSO JVs at book value, which takes into account assets and liabilities at those en ti ties 11 Principal ($m) Maturity Rate Annual Amortization Principal ($m) Maturity Rate Annual Amortization Term Loan B $331.5 2022 L + 600 $18.4 Core Facility Term Loan 1 $281.0 2025 L + 240 $37.7 ABN Term Loan $23.2 2023 L + 325 $3.6 Transition Facility Sinosure Credit Facility $269.7 2027-2028 L + 200 $23.6 Sinosure Credit Facility $252.0 2027-2028 L + 200 $23.6 8.5% Senior Notes $25.0 2023 8.50% $0.0 8.5% Senior Notes $25.0 2023 8.50% $0.0 10.75% Subordinated Notes $27.9 2023 10.75% $0.0 Revolving Facility 1 $0.0 2025 L + 240 $0.0 TOTAL $677.4 6.48% $45.6 TOTAL $558.0 2.74% $61.3 Delta vs 2019 ($119) (3.7%) $15.7 As of December 31, 2019 As of September 30, 2020 Repaid Aug 2020 Net LTV 36% 2 Net LTV 34% 2

Lean and Scalable Model – Cash Breakevens LTM is as of September 30, 2020 INSW Daily OPEX excludes DDK deviation bunkers, insurance claims and one - off expenses. G&A for the Lightering segment is exclude d Vessels that have been sold are excluded Only includes owned vessels. Two bareboat - in Aframaxes vessels have charter hire and OPEX expenses of approx. $16,400 per day Breakevens are basis Revenue Days 12 TCE breakeven levels allow INSW to navigate low points in the tanker cycle while providing significant operating leverage in rising markets

Financial Summary – Q3 & Q4 Earnings Update 1 As of November 30, 2020 Overall 2020 Q3 VLCC TCE includes 362 time charter days at $73,400/day. Overall 2020 Q4 VLCC TCE includes 262 time charter d ays at $63,900/day Overall 2020 Q3 Panamax TCE includes 269 time charter days at $15,800/day. Overall 2020 Q4 Panamax TCE includes 300 time cha rte r days at $14,400/day Rates exclude average pool fees of approximately $654/day 13 SPOT TC OVERALL TCE TCE TCE Fixed TCE Fixed TCE Fixed TCE VLCC $35,700 $73,400 $47,400 84% $16,700 100% $63,900 88% $31,600 VLCC < 15 $40,400 $80,600 $52,500 84% $16,700 100% $70,500 87% $29,100 VLCC 15+ $19,000 $51,700 $30,100 100% $51,700 100% $51,700 Suezmax $28,200 --- $28,200 87% $16,800 0% $0 87% $16,800 Aframax/LR2 $13,000 --- $13,000 62% $9,100 100% $17,800 67% $10,800 Panamax/LR1 $15,000 $15,800 $15,200 52% $17,200 82% $14,400 65% $15,700 MR $14,400 --- $14,400 62% $9,900 0% $0 62% $9,900 2020 Q3 Actual 2020 Q4 Booked to Date 1 SPOT TC OVERALL

INSW Metrics Based on Clarksons Estimates • The view from the tanker bridge is somewhat foggy – Research views on remainder of 2020 and full year 2021 rates vary widely, given differing views on the pace, extent and effect of the global oil and refined product de - stocking period. • To assist analysts and potential investors with modeling and valuation assessment, we provide estimates of key INSW earnings metrics for 2021 from host Clarksons. 14

INSW Metrics Based on Clarksons Estimates 1 Source – Clarksons research publications – INSW does not endorse this or any other published research as a company forecast 2 Net Income plus estimated $82mm annual depreciation and amortization 15 Metrics Clarksons 2021 1 EBITDA $167.3mm Net Income $74.1mm EPS $2.64 Operating Cash Flow 2 $156.1mm Current INSW Values INSW share price $17.76 Market Capitalization $497mm Total Enterprise Value $910mm Clarksons 2021 P/E 6.4x EV/EBITDA 5.7x

Industry Leading ESG Footprint • Environmental o Commitment to minimizing risk of all forms of pollution o Sustainability - linked pricing feature of INSW’s new debt facility o Active compliance programs for IMO 2020, ballast water treatment o CEO on the board of ITOPF o NAMEPA Marine Environment Protection award, 2019 • Social o International Seaways meets, and when possible, exceeds compliance with all applicable rules and regulations governing the maritime industry o Safe, healthy and secure working conditions for all employees on land and at sea o Member of the Marine Anti - Corruption Network • Governance o Six of eight members of Board of Directors fully independent o Split non - Executive Chairman and CEO o Commitment to diversity exemplified by two female directors (including CEO) o Webber Research / Wells Fargo ESG Ranking: o #1 among tanker shipping companies o #2 of 56 shipping companies overall o Three years in a row: 2018, 2019, 2020 16

Transparency in CO_2 Emissions Reporting

- **In 2018, the IMO adopted an initial strategy for reducing greenhouse gas ("GHG") emissions from vessels, and calling for a 70% reduction in carbon emissions from 2008 levels by 2050**
  - IMO established trajectories and targets for each ship type and size, considering their emissions, trading patterns, and other factors
- **INSW currently reports total CO2 produced and its Annual Efficiency Ratio as part of its efforts to help the shipping industry move forward towards a low-carbon future**

Vessel Data	Fuel Use and CO_2 Emissions Data	Fleet Annual Emissions Rate (AER)[1]
# of Vessels in Fleet Jan. 1, 2019: **38**	HFO Consumed: **324,723 MT**	**3.56**
# of Vessels in Fleet Dec. 31, 2019: **36**	LSFO Consumed: **3,039 MT**	
# of Vessel Days: **13,486**	Gas Oil Consumed: **53,807 MT**	
Distance travelled: **2,117,087 NM**	**CO_2 Produced: 1,193,271 MT**	

- **INSW has also contractually committed in its credit facility to reporting its annual achievement against the IMO GHG target trajectories on a fleet-wide basis**
- **For 2019, International Seaways' fleet achieved a Poseidon Principles Fleet Sustainability Score of 1.06, indicating that, for 2019, the carbon emissions for the fleet was 6% over the IMO trajectories for the year (on a deadweight ton average basis)**

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International Seaways, Inc.

We Will Achieve Decarbonization Using the Technology of Today …

- **"Get To Green" Initiative**
  - Working in conjunction with our third-party technical managers, in 2018 we initiated a "Get to Green" initiative, where we encourage our crews to continually monitor and report equipment performance metrics in order to improve our vessel efficiencies.
  - We have seen significant improvements as a result – for example, between October 2018 and September 2019, our fleet's propulsion efficiency improved 5.8%, meaning that we reduced fuel consumption by 8,500 MT, or approximately 26,500 MT of CO_2
  - This propulsion efficiency metric is one of our Key Performance Indicators, which is reported to our Board and is used as a criteria in calculating annual employee bonuses
- **Fleet Renewal**
  - Upgrading our fleet has improved our emissions profile, because newer vessels (like our six new VLCCs (5x2016, 1x2015) and our two new Suezmax (2018) are ECO efficient and more environmentally sound
  - Efforts around the biggest vessels offer the biggest opportunities for improvements
- **Other initiatives under evaluation:**
  - Technical Efficiencies
    - Better hull paints
    - Improvement devices (e.g. Mewis ducts)
    - More efficient hull cleanings
  - Commercial Efficiencies
    - Less idle time
    - Fewer slack tanks
    - Slower steaming

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International Seaways, Inc.

APPENDIX 19

VLCC Time Charter Details 20 2020-01 2021-01 2022-01 2023-01 Seaways McKinley Seaways Tybee Seaways Tanabe Seaways Kilimanjaro 3 Years $45,000 / day 1 Year $53,000 / day 7 Months $100,000 / day average

INSW Fleet as of December 1, 2020

Ship	Type	Built	DWT	Ownership
Gener8 Chiotis	VLCC	2016	300,973	Owned
Gener8 Success	VLCC	2016	300,932	Owned
Gener8 Supreme	VLCC	2016	300,933	Owned
Seaways Diamond Head	VLCC	2016	300,781	Owned
Seaways Hendricks	VLCC	2016	300,757	Owned
Seaways Tybee	VLCC	2015	300,703	Owned
Seaways Kilimanjaro	VLCC	2012	296,520	Owned
Seaways Mckinley	VLCC	2011	296,305	Owned
Seaways Everest	VLCC	2010	296,409	Owned
Seaways Raffles	VLCC	2010	317,858	Owned
Seaways Mulan	VLCC	2002	318,518	Owned
Seaways Tanabe	VLCC	2002	298,561	Owned
Seaways Hatteras	Suezmax	2017	158,432	Owned
Seaways Montauk	Suezmax	2017	158,432	Owned
Seaways Redwood	Aframax	2013	112,792	Owned
Seaways Yellowstone	Aframax	2009	112,989	BB-in
Seaways Yosemite	Aframax	2009	112,905	BB-in
Seaways Shenandoah	LR2	2014	112,691	Owned
Seaways Reymar	Panamax	2004	69,501	Owned
Seaways Hellas	Panamax	2003	69,636	Owned
Seaways Jademar	Panamax	2002	69,708	Owned
Seaways Goldmar	Panamax	2002	69,684	Owned
Seaways Rosemar	Panamax	2002	69,628	Owned
Seaways Silvermar	Panamax	2002	69,609	Owned
Seaways Rubymar	Panamax	2002	69,599	Owned

Ship	Type	Built	DWT	Ownership
Seaways Leyte	LR1	2011	73,944	Owned
Seaways Samar	LR1	2011	73,920	Owned
Seaways Guayaquil	LR1	2009	74,999	Owned
Ice Victory	LR1	2006	70,372	TC-in
Seaways Visayas	LR1	2006	74,933	Owned
Seaways Luzon	LR1	2006	74,908	Owned
Seaways Athens	MR	2012	50,342	Owned
Seaways Milos	MR	2011	50,378	Owned
Seaways Kythnos	MR	2010	50,284	Owned
Seaways Skopelos	MR	2009	50,221	Owned
FSO Africa	FSO	2010	432,023	JV 50%
FSO Asia	FSO	2009	432,023	JV 50%

Trading Crude
Trading Products
JV Ships

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International Seaways, Inc.